Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended June 30, 2013

www.preit.com

NYSE: PEI

NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2013

Table of Contents

Introduction
Company Information	1
Market Capitalization and Capital Resources	2
Operating Results
Statement of Operations - Proportionate Consolidation Method - Quarters Ended June 30, 2013 and June 30, 2012	3
Statement of Operations - Proportionate Consolidation Method - Six Months Ended June 30, 2013 and June 30, 2012	4
Statement of Net Operating Income - Quarters and Six Months Ended June 30, 2013 and June 30, 2012	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available for Distribution - Quarters Ended June 30, 2013 and June 30, 2012	7
Funds From Operations and Funds Available for Distribution - Six Months Ended June 30, 2013 and June 30, 2012	8
Operating Statistics
Leasing Activity Summary	9
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	10
Mall Occupancy Percentage and Sales Per Square Foot	11
Strip and Power Center Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Property Information	15
Department Store Lease Expirations	17
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	19
Investment in Real Estate	20
Capital Expenditures	22
Debt Analysis	23
Debt Schedule	24
Selected Debt Ratios	25
Definitions	26

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, PREIT’s business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and stated value of preferred shares and our high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; potential losses on impairment of certain long-lived assets, such as real estate, or intangible assets, such as goodwill; potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets; recent changes to our corporate management team and any resulting modifications to our business strategies; PREIT’s ability to refinance its existing indebtedness when it matures, on favorable terms or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment; changes in the retail industry, including consolidation and store closings, particularly among anchor tenants; the effects of online shopping and other uses of technology on our retail tenants; our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years; increases in operating costs that cannot be passed on to tenants; risks relating to development and redevelopment activities; concentration of our properties in the Mid-Atlantic region; changes in local market conditions such as the supply of or demand for retail space, or other competitive factors; potential dilution from any capital raising transactions; possible environmental liabilities; our ability to obtain insurance at a reasonable costs; and existence of complex regulations, including those relating to our status as a REIT, and the adverse consequences if we were to fail as a REIT. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2012 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

PREIT/Page 1

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. The Company currently owns interests in 46 retail properties, 42 of which are operating retail properties, three are development properties, and one property is classified as held for sale. The 42 operating retail properties have a total of 31.0 million square feet and include 36 enclosed malls and six strip and power centers. The operating properties are located in 12 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Heather Crowell, Vice President of Corporate Communications and Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Discern	David Wigginton	(646) 862-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Yasmine Kamaruddin	(212) 622-1041

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company’s website at www.preit.com.

PREIT/Page 2

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2013	2012	2012	2011
TRADING INFORMATION
Common Shares
High Price per share	$22.54	$15.69	$17.90	$17.34
Low Price per share	$14.20	$11.81	$10.49	$6.50
Closing Share Price (at the end of period)	$18.88	$14.98	$17.64	$10.44

Series A Preferred Shares
High Price per share	$28.06	$25.84	$27.33	$—
Low Price per share	$25.30	$24.98	$24.95	$—
Closing Share Price (at the end of period)	$26.44	$25.75	$26.28	$—

Series B Preferred Shares
High Price per share	$26.86	$—	$25.54	$—
Low Price per share	$24.61	$—	$24.51	$—
Closing Share Price (at the end of period)	$25.70	$—	$25.27	$—

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,147	56,001	56,331	55,677
OP Units Outstanding	2,136	2,309	2,301	2,329

Total Common Shares and OP Units Outstanding	70,283	58,310	58,632	58,006

Equity Market Capitalization - Common Shares and OP Units	$1,326,938	$873,485	$1,034,273	$605,581
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	—
Series B Preferred Shares, Nominal Value	86,250	—	86,250	—

Total Equity Market Capitalization	$1,528,188	$988,485	$1,235,523	$605,581

DEBT CAPITALIZATION(1)
Secured Debt Balance(2)(3)	$1,819,258	$2,249,912	$2,101,769	$2,230,645
Unsecured Debt Balance(4)	35,000	—	—	136,900

Debt Capitalization	1,854,258	2,249,912	2,101,769	2,367,545

TOTAL MARKET CAPITALIZATION	$3,382,446	$3,238,397	$3,337,292	$2,973,126

Equity Capitalization/Total Market Capitalization	45.2%	30.5%	37.0%	20.4%
Debt Capitalization/Total Market Capitalization	54.8%	69.5%	63.0%	79.6%
Unsecured Debt Balance/Total Debt	1.9%	0.0%	0.0%	5.8%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	(6)	$0.16	$—	$0.37
Capital Gain Distributions(5)	(6)	—	—	0.01
Non-Dividend Distributions	(6)	—	0.63	0.22

Distributions per common share	$0.18	$0.16	$0.63	$0.60

Annualized Dividend Yield(7)	3.8%	4.3%	3.6%	5.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$23,589	$20,942	$38,873	$27,481

Revolving Facility	400,000	250,000	250,000	250,000
Amount Outstanding	(35,000)	(65,000)	—	(95,000)

Available Revolving Facility(8)	365,000	185,000	250,000	155,000

TOTAL	$388,589	$205,942	$288,873	$182,481

Shelf Registration	$568,750	$885,000	$798,750	$1,000,000

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012 and $240,000 outstanding as of June 30, 2012 and December 31, 2011.
(3)	The secured debt balance includes Revolving Facility balances of $65,000 as of June 30, 2012 and $95,000 as of December 31, 2011.
(4)	The unsecured debt balance includes a Revolving Facility balance of $35,000 as of June 30, 2013 and Exchangeable Notes of $136,900 as of December 31, 2011.
(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.
(6)	Tax status of 2013 dividend payments will be available in January 2014.
(7)	Based on closing share price at the end of the period.
(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

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Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended June 30, 2013 and June 30, 2012

Proportionate Consolidation Method

(in thousands)

	Quarter Ended June 30, 2013				Quarter Ended June 30, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:

Base rent	$70,274	$6,736	$1,161	$78,171	$67,141	$6,444	$5,263	$78,848
Expense reimbursements	31,163	2,625	190	33,978	29,691	2,475	1,221	33,387
Percentage rent	584	31	—	615	509	3	—	512
Lease termination revenue	91	16	35	142	769	—	7	776
Other real estate revenue	2,901	277	43	3,221	3,088	325	152	3,565

Total real estate revenue	105,013	9,685	1,429	116,127	101,198	9,247	6,643	117,088
Other income	1,395	—	—	1,395	884	—	—	884

Total revenue	106,408	9,685	1,429	117,522	102,082	9,247	6,643	117,972

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,155)	(2,121)	(153)	(37,429)	(33,332)	(1,810)	(2,608)	(37,750)
Utilities	(5,140)	(172)	(5)	(5,317)	(5,651)	(168)	(62)	(5,881)
Other operating expenses	(4,095)	(534)	(15)	(4,644)	(4,616)	(660)	(539)	(5,815)

Total operating expenses	(44,390)	(2,827)	(173)	(47,390)	(43,599)	(2,638)	(3,209)	(49,446)

Depreciation and amortization	(35,451)	(1,810)	—	(37,261)	(31,573)	(1,840)	(1,827)	(35,240)
Other expenses:
General and administrative expenses	(9,606)	—	—	(9,606)	(10,240)	—	—	(10,240)
Provision for employee separation expense	(1,035)	—	—	(1,035)	(796)	—	—	(796)
Project costs and other expenses	(198)	—	—	(198)	(39)	—	—	(39)

Total other expenses	(10,839)	—	—	(10,839)	(11,075)	—	—	(11,075)

Interest expense, net(2)	(27,689)	(2,765)	(587)	(31,041)	(30,815)	(2,817)	(980)	(34,612)

Total expenses	(118,369)	(7,402)	(760)	(126,531)	(117,062)	(7,295)	(6,016)	(130,373)

Loss before equity in income of partnerships and discontinued operations	(11,961)	2,283	669	(9,009)	(14,980)	1,952	627	(12,401)
Equity in income of partnerships	2,283	(2,283)	—	—	1,952	(1,952)	—	—

Loss from continuing operations	(9,678)	—	669	(9,009)	(13,028)	—	627	(12,401)
Discontinued operations:
Operating results from discontinued operations	669	—	(669)	—	627	—	(627)	—

Income from discontinued operations	669	—	(669)	—	627	—	(627)	—

Net loss	(9,009)	—	—	(9,009)	(12,401)	—	—	(12,401)
Less: net loss attributed to noncontrolling interest	314	—	—	314	513	—	—	513

Net loss attributable to PREIT	$(8,695)	$—	$—	$(8,695)	$(11,888)	$—	$—	$(11,888)
Less: preferred share dividends	(3,962)	—	—	(3,962)	(1,845)	—	—	(1,845)

Net loss attributable to PREIT common shareholders	$(12,657)	$—	$—	$(12,657)	$(13,733)	$—	$—	$(13,733)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $149 and $547 for the quarters ended June 30, 2013 and 2012, respectively.

PREIT/Page 4

Pennsylvania Real Estate Investment Trust

Statement of Operations - Six Months Ended June 30, 2013 and June 30, 2012

Proportionate Consolidation Method

(in thousands)

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:

Base rent	$139,884	$13,524	$3,301	$156,709	$133,892	$12,890	$10,551	$157,333
Expense reimbursements	62,269	5,518	676	68,463	60,393	5,226	2,545	68,164
Percentage rent	1,576	72	16	1,664	1,405	39	22	1,466
Lease termination revenue	244	16	35	295	1,420	58	7	1,485
Other real estate revenue	5,766	574	144	6,484	5,763	625	307	6,695

Real estate revenue	209,739	19,704	4,172	233,615	202,873	18,838	13,432	235,143
Other income	2,283	—	—	2,283	1,645	—	—	1,645

Total revenue	212,022	19,704	4,172	235,898	204,518	18,838	13,432	236,788

EXPENSES:
Operating expenses:
CAM and real estate taxes	(70,599)	(4,349)	(1,238)	(76,186)	(66,908)	(4,011)	(5,241)	(76,160)
Utilities	(10,259)	(338)	(27)	(10,624)	(10,887)	(332)	(115)	(11,334)
Other operating expenses	(8,020)	(1,111)	(349)	(9,480)	(8,596)	(1,222)	(1,066)	(10,884)

Total operating expenses	(88,878)	(5,798)	(1,614)	(96,290)	(86,391)	(5,565)	(6,422)	(98,378)

Depreciation and amortization	(69,432)	(3,639)	—	(73,071)	(63,545)	(3,691)	(3,574)	(70,810)
Other expenses:
General and administrative expenses	(18,462)	—	—	(18,462)	(20,124)	—	—	(20,124)
Provision for employee separation expense	(2,314)	—	—	(2,314)	(796)	—	—	(796)
Project costs and other expenses	(400)	—	—	(400)	(397)	—	—	(397)

Total other expenses	(21,176)	—	—	(21,176)	(21,317)	—	—	(21,317)

Interest expense, net(2)	(55,027)	(5,531)	(1,259)	(61,817)	(61,533)	(5,637)	(1,930)	(69,100)

Total expenses	(234,513)	(14,968)	(2,873)	(252,354)	(232,786)	(14,893)	(11,926)	(259,605)

Loss before equity in income of partnerships and gains on sales of real estate and discontinued operations	(22,491)	4,736	1,299	(16,456)	(28,268)	3,945	1,506	(22,817)
Equity in income of partnerships	4,736	(4,736)	—	—	3,945	(3,945)	—	—

Loss from continuing operations	(17,755)	—	1,299	(16,456)	(24,323)	—	1,506	(22,817)
Discontinued operations
Operating results from discontinued operations	1,299	—	(1,299)	—	1,506	—	(1,506)	—
Gains on sales of discontinued operations	33,254	—	—	33,254	—	—	—	—

Income from discontinued operations	34,553	—	(1,299)	33,254	1,506	—	(1,506)	—

Net income (loss)	16,798	—	—	16,798	(22,817)	—	—	(22,817)
Less: net (income) loss attributed to noncontrolling interests	(691)	—	—	(691)	932	—	—	932

Net income (loss) attributable to PREIT	$16,107	$—	$—	$16,107	$(21,885)	$—	$—	$(21,885)
Less: preferred share dividends	(7,924)	—	—	(7,924)	(1,845)	—	—	(1,845)

Net income (loss) attributable to PREIT common shareholders	$8,183	$—	$—	$8,183	$(23,730)	$—	$—	$(23,730)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $214 and $1,083 for the six months ended June 30, 2013 and 2012, respectively.

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Pennsylvania Real Estate Investment Trust

Statement of Net Operating Income(1)

(in thousands)

	Quarter Ended June 30, 2013				Quarter Ended June 30, 2012
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total

Real estate revenue:
Base rent	$75,583	$1,160	$1,428	$78,171	$73,241	$—	$5,607	$78,848
Expense reimbursements	33,589	188	201	33,978	32,155	—	1,232	33,387
Percentage rent	615	—	—	615	512	—	—	512
Lease termination revenue	108	—	34	142	766	—	10	776
Other real estate revenue	3,057	—	164	3,221	3,290	—	275	3,565

TOTAL REAL ESTATE REVENUE	112,952	1,348	1,827	116,127	109,964	—	7,124	117,088

Operating expenses:
CAM and real estate taxes	(36,520)	(242)	(667)	(37,429)	(34,696)	—	(3,054)	(37,750)
Utilities	(5,199)	(113)	(5)	(5,317)	(5,818)	—	(63)	(5,881)
Other operating expenses	(4,578)	(35)	(31)	(4,644)	(5,247)	—	(568)	(5,815)

TOTAL OPERATING EXPENSES	(46,297)	(390)	(703)	(47,390)	(45,761)	—	(3,685)	(49,446)

NET OPERATING INCOME	$66,655	$958	$1,124	$68,737	$64,203	$—	$3,439	$67,642

Same store NOI variance					2013	% change 2012 to 2013	2012
Same store NOI (2)					$66,655	3.8%	$64,203
Same store NOI excluding lease terminations					$66,547	4.9%	$63,437

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total

Real estate revenue:
Base rent	$151,626	$1,160	$3,923	$156,709	$146,088	$—	$11,245	$157,333
Expense reimbursements	67,579	188	696	68,463	65,594	—	2,570	68,164
Percentage rent	1,648	—	16	1,664	1,444	—	22	1,466
Lease termination revenue	260	—	35	295	1,477	—	8	1,485
Other real estate revenue	6,100	—	384	6,484	6,142	—	553	6,695

TOTAL REAL ESTATE REVENUE	227,213	1,348	5,054	233,615	220,745	—	14,398	235,143

Operating expenses:
CAM and real estate taxes	(73,800)	(242)	(2,144)	(76,186)	(70,056)	—	(6,104)	(76,160)
Utilities	(10,484)	(113)	(27)	(10,624)	(11,220)	—	(114)	(11,334)
Other operating expenses	(9,075)	(35)	(370)	(9,480)	(9,754)	—	(1,130)	(10,884)

TOTAL OPERATING EXPENSES	(93,359)	(390)	(2,541)	(96,290)	(91,030)	—	(7,348)	(98,378)

NET OPERATING INCOME	$133,854	$958	$2,513	$137,325	$129,715	$—	$7,050	$136,765

Same store NOI variance					2013	% change 2012 to 2013	2012
Same store NOI (2)					$133,854	3.2%	$129,715
Same store NOI excluding lease terminations					$133,594	4.2%	$128,238

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Same store NOI definition can be found on page 26.

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Pennsylvania Real Estate Investment Trust

Computation of Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Loss from continuing operations	$(9,678)	$(13,028)	$(17,755)	$(24,323)
Noncontrolling interest	336	537	651	992
Dividends on preferred shares	(3,962)	(1,845)	(7,924)	(1,845)
Dividends on unvested restricted shares	(103)	(128)	(211)	(189)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(13,407)	$(14,464)	$(25,239)	$(25,365)

Income from discontinued operations	$669	$627	$34,553	$1,506
Noncontrolling interest	(22)	(24)	(1,342)	(60)

Income from discontinued operations used to calculate earnings per share - basic and diluted	$647	$603	$33,211	$1,446

Basic and diluted earnings (loss) per share
Loss from continuing operations	$(0.21)	$(0.26)	$(0.42)	$(0.46)
Income from discontinued operations	0.01	0.01	0.55	0.03

	$(0.20)	$(0.25)	$0.13	$(0.43)

Weighted average common shares outstanding	64,123	55,899	60,269	55,742
Weighted average unvested restricted shares	(583)	(756)	(608)	(716)

Weighted average shares outstanding - basic	63,540	55,143	59,661	55,026
Weighted average effect of common share equivalents(1)	—	—	—	—

Total weighted average shares outstanding - diluted	63,540	55,143	59,661	55,026

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 727 and 1,007 for the quarters ended June 30, 2013 and 2012, respectively, and 780 and 947 for the six months ended June 30, 2013 and 2012, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

PREIT/Page 7

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended June 30, 2013					Quarter Ended June 30, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$105,013	$9,685	$1,429	$116,127		$101,198	$9,247	$6,643	$117,088
Operating expenses	(44,390)	(2,827)	(173)	(47,390)		(43,599)	(2,638)	(3,209)	(49,446)

NET OPERATING INCOME	60,623	6,858	1,256	68,737		57,599	6,609	3,434	67,642
General and administrative expenses	(9,606)	—	—	(9,606)		(10,240)	—	—	(10,240)
Provision for employee separation expense	(1,035)	—	—	(1,035)		(796)	—	—	(796)
Other income	1,395	—	—	1,395		884	—	—	884
Project costs and other expenses	(198)	—	—	(198)		(39)	—	—	(39)
Interest expense, net	(27,689)	(2,765)	(587)	(31,041)		(30,815)	(2,817)	(980)	(34,612)
Depreciation on non real estate assets	(323)	—	—	(323)		(155)	—	—	(155)
Dividends on preferred shares	(3,962)	—	—	(3,962)		(1,845)	—	—	(1,845)

FFO	19,205	4,093	669	23,967		14,593	3,792	2,454	20,839
Depreciation on real estate assets	(35,128)	(1,810)	—	(36,938)		(31,418)	(1,840)	(1,827)	(35,085)
Equity in income of partnerships	2,283	(2,283)	—	—		1,952	(1,952)	—	—
Operating results from discontinued operations	669	—	(669)	—		627	—	(627)	—
Dividends on preferred shares	3,962	—	—	3,962		1,845	—	—	1,845

Net loss	$(9,009)	$—	$—	$(9,009)		$(12,401)	$—	$—	$(12,401)

FFO	$19,205	$4,093	$669	$23,967		$14,593	$3,792	$2,454	$20,839
Provision for employee separation expenses	1,035	—	—	1,035		796	—	—	796
Accelerated amortization of deferred financing costs	112	—	—	112		—	—	—	—
Loss on hedge ineffectiveness	3,146	—	—	3,146		—	—	—	—

FFO AS ADJUSTED	$23,498	$4,093	$669	$28,260		$15,389	$3,792	$2,454	$21,635

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$23,498	$4,093	$669	$28,260		$15,389	$3,792	$2,454	$21,635
Adjustments:
Straight line rent	(408)	(29)	18	(419)		(213)	33	41	(139)
Recurring capital expenditures	(2,090)	(180)	—	(2,270)		(1,657)	(106)	—	(1,763)
Tenant allowances	(7,001)	(80)	—	(7,081)		(5,792)	(182)	(339)	(6,313)
Capitalized leasing costs	(1,185)	—	—	(1,185)		(1,176)	—	—	(1,176)
Amortization of mortgage loan premium	—	—	—	—		(88)	—	—	(88)
Amortization of above- and below-market lease intangibles	(318)	(23)	—	(341)		(29)	(31)	2	(58)
Amortization of exchangeable notes debt discount	—	—	—	—		342	—	—	342

FAD	$12,496	$3,781	$687	$16,964		$6,776	$3,506	$2,158	$12,440

Weighted average number of shares outstanding				63,540					55,143
Weighted average effect of full conversion of OP Units				2,228					2,309
Effect of common share equivalents				727					1,007

Total weighted average shares outstanding, including OP Units				66,495					58,459

FFO PER DILUTED SHARE AND OP UNIT				$0.36					$0.36

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.42					$0.37

FAD PER DILUTED SHARE AND OP UNIT				$0.26					$0.21

DIVIDEND PER COMMON SHARE				$0.18					$0.16

PAYOUT RATIOS

Payout ratio of FFO				39.7	%(1)				32.8	%(2)

Payout ratio of FFO as adjusted				34.6	%(1)				32.5	%(2)

Payout ratio of FAD				65.3	%(1)				48.7	%(2)

(1)	Twelve months ended June 30, 2013.
(2)	Twelve months ended June 30, 2012.

PREIT/Page 8

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Six Months Ended June 30, 2013					Six Months Ended June 30, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$209,739	$19,704	$4,172	$233,615		$202,873	$18,838	$13,432	$235,143
Operating expenses	(88,878)	(5,798)	(1,614)	(96,290)		(86,391)	(5,565)	(6,422)	(98,378)

NET OPERATING INCOME	120,861	13,906	2,558	137,325		116,482	13,273	7,010	136,765
General and administrative expenses	(18,462)	—	—	(18,462)		(20,124)	—	—	(20,124)
Provision for employee separation expense	(2,314)	—	—	(2,314)		(796)	—	—	(796)
Other income	2,283	—	—	2,283		1,645	—	—	1,645
Project costs and other expenses	(400)	—	—	(400)		(397)	—	—	(397)
Interest expense, net	(55,027)	(5,531)	(1,259)	(61,817)		(61,533)	(5,637)	(1,930)	(69,100)
Depreciation on non real estate assets	(548)	—	—	(548)		(348)	—	—	(348)
Preferred share dividends	(7,924)	—		(7,924)		(1,845)	—	—	(1,845)

FFO	38,469	8,375	1,299	48,143		33,084	7,636	5,080	45,800
Depreciation on real estate assets	(68,884)	(3,639)	—	(72,523)		(63,197)	(3,691)	(3,574)	(70,462)
Equity in income of partnerships	4,736	(4,736)	—	—		3,945	(3,945)	—	—
Operating results from discontinued operations	1,299	—	(1,299)	—		1,506	—	(1,506)	—
Gains on sales of discontinued operations	33,254	—	—	33,254		—	—	—	—
Preferred share dividends	7,924	—	—	7,924		1,845	—	—	1,845

Net income (loss)	$16,798	$—	$—	$16,798		$(22,817)	$—	$—	$(22,817)

FFO	$38,469	$8,375	$1,299	$48,143		$33,084	$7,636	$5,080	$45,800
Provision for employee separation expenses	2,314	—	—	2,314		796	—	—	796
Loss on hedge ineffectiveness	2,682	—	—	2,682		—	—	—	—
Accelerated amortization of deferred financing costs	1,026	—	—	1,026		—	—	—	—

FFO AS ADJUSTED	$44,491	$8,375	$1,299	$54,165		$33,880	$7,636	$5,080	$46,596

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$44,491	$8,375	$1,299	$54,165		$33,880	$7,636	$5,080	$46,596
Adjustments:
Straight line rent	(797)	(72)	40	(829)		(399)	73	73	(253)
Recurring capital expenditures	(2,511)	(203)	—	(2,714)		(1,792)	(205)	—	(1,997)
Tenant allowances	(8,748)	(180)	—	(8,928)		(7,723)	(197)	(325)	(8,245)
Capitalized leasing costs	(2,722)	—	—	(2,722)		(2,501)	—	—	(2,501)
Amortization of mortgage loan premium	—	—	—	—		(170)	—	—	(170)
Amortization of above- and below-market lease intangibles	(379)	(51)	—	(430)		(147)	(63)	4	(206)
Amortization of exchangeable notes debt discount	—	—	—	—		849	—	—	849

FAD	$29,334	$7,869	$1,339	$38,542		$21,997	$7,244	$4,832	$34,073

Weighted average number of shares outstanding				59,661					55,026
Weighted average effect of full conversion of OP Units				2,256					2,318
Effect of common share equivalents				780					947

Total weighted average shares outstanding, including OP Units				62,697					58,291

FFO PER DILUTED SHARE AND OP UNIT				$0.77					$0.79

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.86					$0.80

FAD PER DILUTED SHARE AND OP UNIT				$0.61					$0.58

DIVIDEND PER COMMON SHARE				$0.36					$0.31

PAYOUT RATIOS

Payout ratio of FFO				42.1	%(1)				31.7	%(2)

Payout ratio of FFO as adjusted				36.0	%(1)				31.5	%(2)

Payout ratio of FAD				69.1	%(1)				46.8	%(2)

(1)	Twelve months ended June 30, 2013.
(2)	Twelve months ended June 30, 2012.

PREIT/Page 9

Pennsylvania Real Estate Investment Trust

2013 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf(2)
	Number	GLA	Previous	New(1)	Dollar	%

New Leases: (3)

1st Quarter	33	95,895	N/A	$39.60	$39.60	N/A	$7.82
2nd Quarter	53	144,481	N/A	39.73	39.73	N/A	7.36

Total/Average	86	240,376	N/A	$39.68	$39.68	N/A	$7.54

Renewal - non-anchor tenants 10k sf and under: (4)

1st Quarter	73	216,780	$35.21	$36.93	$1.72	4.9%	$0.04
2nd Quarter	107	249,256	34.98	36.81	1.83	5.2%	—

Total/Average	180	466,036	$35.09	$36.87	$1.78	5.1%	$0.02

Renewal - non-anchor tenants greater than 10k sf: (4)

1st Quarter	1	11,521	$7.49	$7.23	$(0.26)	-3.5%	$—
2nd Quarter	1	20,308	7.60	15.43	7.83	103.0%	—

	2	31,829	$7.56	$12.46	$4.90	64.8%	$—

Anchor Renewal:

1st Quarter	1	83,835	$8.58	$9.10	$0.52	6.1%	$—
2nd Quarter	4	374,700	3.59	3.23	(0.36)	-9.9%	—

Total/Average	5	458,535	$4.50	$4.30	$(0.20)	-4.3%	$—

(1)	New rent is the initial amount payable upon rent commencement.
(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(3)	This category includes newly constructed and recommissioned space.
(4)	This category includes expansions and lease extensions.

PREIT/Page 10

Pennsylvania Real Estate Investment Trust

Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2013						June 30, 2012						Change
	% Rolling 12 Mo. NOI	Avg Comp Sales	Avg Gross Rent(1)(2)	Occ Cost	Occupancy		% Rolling 12 Mo. NOI	Avg Comp Sales	Avg Gross Rent(1)(2)	Occ Cost	Occupancy		Avg Comp Sales	Avg Gross Rent(1)(2)	Occ Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor
Premier Malls	31.9%	$540	$65.93	12.7%	97.2%	95.7%	31.6%	$536	$63.03	12.4%	94.8%	92.4%	0.7%	4.6%	0.3%	2.4%	3.3%
Core Growth Malls	46.4%	$361	$42.05	12.6%	92.8%	89.2%	46.7%	$360	$41.45	12.5%	91.2%	87.8%	0.3%	1.4%	0.1%	1.6%	1.4%
Opportunistic Malls	10.8%	$269	$26.49	10.9%	91.7%	84.7%	10.9%	$275	$26.32	10.6%	91.3%	85.2%	-2.2%	0.6%	0.3%	0.4%	-0.5%
Non Core Malls	4.4%	$251	$24.45	11.8%	91.1%	85.9%	4.3%	$246	$25.82	11.8%	89.8%	79.3%	2.0%	-5.3%	0.0%	1.3%	6.6%

Total Malls	93.5%	$384	$43.73	12.4%	93.2%	89.6%	93.5%	$383	$42.67	12.2%	91.7%	87.6%	0.3%	2.5%	0.2%	1.5%	2.0%
Strip and Power Centers	4.5%	N/A	$18.13	N/A	94.5%	92.5%	4.6%	N/A	$18.17	N/A	94.5%	92.5%	N/A	-0.2%	N/A	0.0%	0.0%

Total Retail Properties	98.0%	N/A	$39.34	N/A	93.3%	89.9%	98.1%	N/A	$38.49	N/A	91.9%	88.1%	N/A	2.2%	N/A	1.4%	1.8%
Held for Sale Properties(3)	1.8%	N/A	$23.57	N/A	100.0%	100.0%	1.7%	N/A	$23.10	N/A	98.8%	96.8%	N/A	2.0%	N/A	1.2%	3.2%
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Portfolio	100.0%		$39.12		93.4%	90.0%	100.0%		$38.28		92.0%	88.2%		2.2%		1.4%	1.8%

(1)

Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $17.20 per square foot as of June 30, 2013 and $16.86 per square foot as of June 30, 2012.
(3)	Includes Christiana Center.

PREIT/Page 11

Pennsylvania Real Estate Investment Trust

Mall Occupancy Percentage and Sales Per Square Foot

	June 30, 2013				June 30, 2012				Change
	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio(1)	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio(1)	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio(1)
Premier Malls
Cherry Hill Mall	$638	94.1%	92.9%	14.3%	$630	91.9%	90.2%	12.9%	1.3%	2.2%	2.7%	1.4%
Lehigh Valley Mall	577	97.8%	96.4%	11.6%	582	96.5%	94.2%	11.4%	-0.9%	1.3%	2.2%	0.2%
Woodland Mall	528	98.1%	98.1%	11.6%	543	92.0%	92.0%	12.1%	-2.8%	6.1%	6.1%	-0.5%
Jacksonville Mall	471	99.7%	99.3%	11.8%	515	98.7%	97.5%	10.3%	-8.5%	1.0%	1.8%	1.5%
Dartmouth Mall	447	96.2%	93.7%	11.0%	433	96.9%	95.0%	11.2%	3.2%	-0.7%	-1.3%	-0.2%
Willow Grove Park	444	98.2%	96.3%	13.9%	399	93.4%	88.6%	15.8%	11.3%	4.8%	7.7%	-1.9%

Premier Malls Subtotal	$540	97.2%	95.7%	12.7%	$536	94.8%	92.4%	12.4%	0.7%	2.4%	3.3%	0.3%

Core Growth Malls
Springfield Mall	$398	94.5%	94.5%	14.4%	$390	87.9%	87.9%	14.4%	2.1%	6.6%	6.6%	0.0%
Wyoming Valley Mall	397	96.6%	90.3%	12.0%	382	96.9%	91.1%	11.7%	3.9%	-0.3%	-0.8%	0.3%
Patrick Henry Mall	395	95.3%	93.1%	14.3%	394	93.0%	86.4%	14.2%	0.3%	2.3%	6.7%	0.1%
Valley View Mall	386	94.8%	92.9%	11.9%	379	96.9%	95.8%	11.5%	1.8%	-2.1%	-2.9%	0.4%
The Mall at Prince Georges	383	96.1%	91.7%	14.5%	385	97.6%	95.0%	14.6%	-0.5%	-1.5%	-3.3%	-0.1%
Capital City Mall	381	97.6%	95.9%	12.0%	361	97.7%	96.0%	11.7%	5.5%	-0.1%	-0.1%	0.3%
Francis Scott Key Mall	370	97.0%	95.0%	11.0%	344	95.9%	93.3%	11.5%	7.6%	1.1%	1.7%	-0.5%
Viewmont Mall	369	99.1%	97.6%	13.2%	375	99.2%	98.0%	12.6%	-1.6%	-0.1%	-0.4%	0.6%
Valley Mall	361	95.7%	92.5%	11.0%	375	94.9%	91.3%	11.1%	-3.7%	0.8%	1.2%	-0.1%
The Gallery at Market East	357	77.1%	78.7%	14.7%	382	61.5%	77.9%	14.3%	-6.5%	15.6%	0.8%	0.4%
Crossroads Mall	355	95.0%	89.2%	9.6%	356	95.9%	91.2%	8.9%	-0.3%	-0.9%	-2.0%	0.7%
Moorestown Mall	347	86.9%	67.2%	14.6%	362	88.9%	72.4%	14.5%	-4.1%	-2.0%	-5.2%	0.1%
Magnolia Mall	342	99.3%	98.5%	11.7%	330	98.2%	95.8%	12.5%	3.6%	1.1%	2.7%	-0.8%
Plymouth Meeting Mall	328	89.6%	84.2%	10.1%	336	84.8%	76.9%	10.3%	-2.4%	4.8%	7.3%	-0.2%
Logan Valley Mall	327	96.7%	92.1%	11.3%	324	93.4%	84.2%	11.4%	0.9%	3.3%	7.9%	-0.1%
Exton Square Mall	322	93.4%	84.7%	13.7%	340	91.8%	82.0%	13.5%	-5.3%	1.6%	2.7%	0.2%
Gadsden Mall	322	96.0%	90.0%	10.5%	316	93.3%	83.2%	9.9%	1.9%	2.7%	6.8%	0.6%
Cumberland Mall	322	92.2%	87.1%	13.1%	324	93.8%	89.7%	12.9%	-0.6%	-1.6%	-2.6%	0.2%

Core Growth Malls Subtotal	$361	92.8%	89.2%	12.6%	$360	91.2%	87.8%	12.5%	0.3%	1.6%	1.4%	0.1%

Opportunistic Malls
Palmer Park Mall	$295	93.1%	77.9%	11.9%	$298	94.4%	82.0%	11.5%	-1.0%	-1.3%	-4.1%	0.4%
Wiregrass Commons Mall	287	92.7%	89.4%	11.3%	285	91.1%	87.2%	10.8%	0.7%	1.6%	2.2%	0.5%
New River Valley Mall	283	97.7%	96.0%	10.8%	289	97.8%	96.4%	10.2%	-2.1%	-0.1%	-0.4%	0.6%
Uniontown Mall	273	95.8%	90.6%	10.9%	282	88.7%	82.4%	10.1%	-3.2%	7.1%	8.2%	0.8%
Washington Crown Center	271	85.9%	73.8%	10.5%	253	93.2%	87.5%	10.6%	7.1%	-7.3%	-13.7%	-0.1%
Lycoming Mall	264	96.7%	93.7%	10.8%	272	96.4%	93.3%	10.1%	-2.9%	0.3%	0.4%	0.7%
Nittany Mall	252	94.1%	88.0%	10.5%	275	94.7%	89.2%	10.5%	-8.4%	-0.6%	-1.2%	0.0%
Voorhees Town Center	217	66.5%	66.0%	11.0%	222	63.5%	63.0%	11.1%	-2.3%	3.0%	3.0%	-0.1%

Opportunistic Malls Subtotal	$269	91.7%	84.7%	10.9%	$275	91.3%	85.2%	10.6%	-2.2%	0.4%	-0.5%	0.3%

Non Core Malls
North Hanover Mall	$264	83.9%	85.9%	13.2%	$262	93.4%	84.3%	13.3%	0.8%	-9.5%	1.6%	-0.1%
Beaver Valley Mall	259	94.3%	87.7%	12.4%	245	91.0%	80.8%	12.7%	5.7%	3.3%	6.9%	-0.3%
South Mall	252	93.6%	90.3%	12.6%	258	85.6%	78.1%	11.7%	-2.3%	8.0%	12.2%	0.9%
Chambersburg Mall	231	89.0%	76.5%	9.1%	227	87.9%	74.2%	9.5%	1.8%	1.1%	2.3%	-0.4%

Non Core Malls Subtotal	$251	91.1%	85.9%	11.8%	$246	89.8%	79.3%	11.8%	2.0%	1.3%	6.6%	0.0%

Same Store Malls weighted average	$384	93.2%	89.6%	12.4%	$383	91.7%	87.6%	12.2%	0.3%	1.5%	2.0%	0.2%

Sold Properties	N/A	N/A	N/A	N/A	$249	87.9%	73.7%	13.3%	N/A	N/A	N/A	N/A

Total Reported weighted average	$384	93.2%	89.6%	12.4%	$378	91.5%	86.8%	12.2%	1.7%	1.7%	2.8%	0.2%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

PREIT/Page 12

Pennsylvania Real Estate Investment Trust

Strip and Power Center Occupancy Percentages

	June 30, 2013		June 30, 2012		Change
	Occupancy		Occupancy		Occupancy
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor

Continuing Operations

The Commons at Magnolia	85.7%	82.0%	80.4%	75.6%	5.3%	6.4%

Metroplex Shopping Center	100.0%	100.0%	100.0%	100.0%	0.0%	0.0%

The Court at Oxford Valley	88.6%	86.9%	91.7%	90.5%	-3.1%	-3.6%

Red Rose Commons	100.0%	100.0%	100.0%	100.0%	0.0%	0.0%

Springfield Park	98.2%	95.0%	90.0%	71.7%	8.2%	23.3%

Whitehall Mall	92.6%	84.9%	93.0%	85.5%	-0.4%	-0.6%

Continuing Operations Subtotal	94.5%	92.5%	94.5%	92.5%	0.0%	0.0%

Held for Sale

Christiana Center	100.0%	100.0%	98.8%	96.8%	1.2%	3.2%

Held for Sale Subtotal	100.0%	100.0%	98.8%	96.8%	1.2%	3.2%

Strip and Power Center Weighted Average	95.2%	93.0%	95.0%	92.8%	0.2%	0.2%

PREIT/Page 13

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants

Tenant(1)	Total Number of Locations(2)	Percentage of Annualized Gross Rent(3)
Gap, Inc.	41	2.9%

Limited Brands, Inc.	70	2.8%

American Eagle Outfitters, Inc.	40	2.7%

J.C. Penney Company, Inc.	28	2.6%

Foot Locker, Inc.	60	2.6%

Sears Holding Corporation	27	2.1%

Signet Jewelers Limited	38	1.5%

Zale Corporation	67	1.5%

Commonwealth of Pennsylvania	2	1.4%

Luxottica Group S.p.A.	46	1.4%

Abercrombie & Fitch Co.	19	1.3%

Ascena Retail Group, Inc.	44	1.3%

Genesco, Inc.	58	1.3%

Macy’s, Inc.	24	1.2%

Aeropostale, Inc.	39	1.2%

The Children’s Place Retail Stores, Inc.	26	1.1%

Shoe Show, Inc.	29	1.1%

The Finish Line, Inc.	27	1.1%

Dick’s Sporting Goods, Inc.	9	1.1%

Boscov’s Department Store	9	1.0%

Total Top 20 Tenants	703	33.1%

Total Leases	2,930	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.
(2)	Excludes tenants from properties classified as held for sale.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

PREIT/Page 14

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2013

(dollars in thousands except psf amounts)

Non-Anchors(1)(2)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA(3)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year(4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2012 and Prior	183	563,435	4.9%	$19,831	$18,605	5.4%	$35.20
2013	158	459,694	4.0%	14,130	12,934	3.8%	30.74
2014	521	1,606,496	14.1%	48,996	46,740	13.6%	30.50
2015	378	1,513,809	13.3%	47,521	43,378	12.7%	31.39
2016	364	1,510,089	13.3%	52,251	47,125	13.8%	34.60
2017	307	1,085,985	9.5%	38,502	34,391	10.1%	35.45
2018	223	1,098,835	9.6%	36,112	32,979	9.6%	32.86
2019	156	740,581	6.5%	25,682	23,879	7.0%	34.68
2020	130	830,179	7.3%	24,516	23,065	6.7%	29.53
2021	124	527,505	4.6%	19,098	17,224	5.0%	36.20
2022	133	651,410	5.7%	21,694	19,320	5.6%	33.30
Thereafter	150	824,564	7.2%	25,420	22,833	6.7%	30.83

Total/Average	2,827	11,412,582	100.0%	$373,753	$342,473	100.0%	$32.75

Anchors(1)(2)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring(5)	Expiring GLA	Percent of Total	Minimum Gross in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year(4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2013	2	121,728	1.1%	$602	$602	1.1%	$4.95
2014	13	1,228,562	11.5%	5,400	4,902	9.0%	4.40
2015	15	1,436,717	13.4%	6,832	6,832	12.5%	4.76
2016	20	1,927,216	18.0%	7,807	7,807	14.3%	4.05
2017	11	1,398,035	13.1%	5,488	4,631	8.5%	3.93
2018	13	1,260,294	11.8%	5,515	5,515	10.1%	4.38
2019	9	1,027,654	9.6%	3,372	3,372	6.2%	3.28
2020	3	301,030	2.8%	863	863	1.6%	2.87
2021	4	481,791	4.5%	5,527	4,177	7.7%	11.47
2022	4	521,173	4.9%	2,645	2,645	4.8%	5.08
Thereafter	9	993,146	9.3%	13,194	13,194	24.2%	13.29

Total/Average	103	10,697,346	100.0%	$57,245	$54,540	100.0%	$5.35

(1)	Only includes owned space.
(2)	Does not include leases related to properties classified as held for sale.
(3)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 304,100 sf.
(4)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(5)	Accounts for all contiguous anchor space as one lease.

PREIT/Page 15

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2013

(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State																			Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	437	49	1,307
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	160	21	671
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	0	99	147	1	489
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	381	21	1,169
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	67	279	13	1,162
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	0	157	255	313	—	—	—	725	147	271	8	1,151

Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	842	1,675	113	5,949

Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	197	12	614
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	0	74	123	24	476
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	200	154	52	943
Exton Square Mall	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	27	260	52	1,056
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	193	18	713
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	0	91	90	20	502
The Gallery at Market East(2)	PA	100%	2003	1977/1990	—	—	—	133	—	—	621	754	—	—	—	—	—	—	0	119	224	327	1,424
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	0	59	242	26	782
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	0	99	169	4	615
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	15	167	89	1,001
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	237	20	715
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	208	76	951
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	0	127	275	36	918
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	0	192	—	—	—	—	196	388	10	201	12	611
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	115	247	29	914
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	74	163	18	606
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	83	152	6	767
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	0	103	184	31	910

Core Growth Malls					—	492	1,654	1,465	570	278	1,411	5,870	1,547	—	332	155	42	580	2,656	1,654	3,486	852	14,518

(continued on next page)

PREIT/Page 16

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2013 (continued)

(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State																			Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	176	23	814
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	57	—	—	88	195	—	—	—	—	—	—	0	135	124	11	465
Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	178	26	534
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	0	0	112	32	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	0	102	178	29	700
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	68	135	104	732
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	64	149	76	674
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	177	22	636

Opportunistic Malls					—	—	238	468	196	401	496	1,799	579	84	—	173	—	272	1,108	554	1,229	323	5,013

Non Core Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	175	209	54	1,154
Chambersburg Mall	PA	100%	2003	1982	—	—	61	56	—	55	70	242	—	—	—	—	—	—	0	20	143	50	455
North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	51	254	—	—	—	—	—	—	0	21	105	73	453
South Mall	PA	100%	2003	1975/1992	—	—	—	—	—	102	38	140	—	—	—	—	—	—	0	149	91	26	406

Non Core Malls					—	—	286	351	194	157	159	1,147	205	—	—	—	—	—	205	365	548	203	2,468

Strip and Power Centers
The Commons at Magnolia	SC	100%	1999	1991/2002	—	—	—	—	—	—	21	21	—	—	—	—	—	126	126	29	37	14	227
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	0	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	300	45	52	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	0	—	—	—	—	—	200	200	248	15	0	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	83	83	—	—	—	—	—	146	146	21	22	2	274
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	41	42	574

Strip and Power Centers					—	—	—	213	—	—	313	526	—	—	—	—	—	1,020	1,020	1,148	216	110	3,020

Held for Sale
Christiana Center	DE	100%	1998	1998	—	—	—	—	—	—	191	191	—	—	—	—	—	—	—	68	44	0	303

Held for Sale					—	—	—	—	—	—	191	191	—	—	—	—	—	—	—	68	44	0	303

Portfolio Totals					178	929	2,455	2,722	1,125	836	2,643	10,888	3,170	720	821	328	42	1,872	6,953	4,631	7,198	1,601	31,271

(1)	Does not include The Bon-Ton store located at Westgate.
(2)	Includes 907 Market Street, which was acquired in April 2013.

PREIT/Page 17

Pennsylvania Real Estate Investment Trust

Department Store Lease Expirations as of June 30, 2013

	Department Store Tenants
Properties
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2014	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2014	—
Crossroads Mall	2014	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2014	—	—	—	—	2028	—	—	—	—	2014	—
The Gallery at Market East (5)	—	—	—	2032	—	—	—	—	—	—	2014	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2015	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2014	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2014	—	—	—	2014	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

PREIT/Page 18

Pennsylvania Real Estate Investment Trust

Department Store Lease Expirations as of June 30, 2013 (continued)

	Department Store Tenants
Properties
Opportunistic Malls
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall (6)	2020	—	—	—	—	2018	—	—	—	—	2013	—
Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2014	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Chambersburg Mall	—	2016	—	2019	—	2017	—	—	—	—	2015	—
North Hanover Mall	—	—	—	—	—	2027	—	—	—	—	2014	—
South Mall	—	2016	—	—	—	—	—	—	—	—	—	—

Strip and Power Centers
The Commons at Magnolia	—	—	—	—	—	—	—	—	—	—	—	(2)
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—

Total PREIT Owned Department Stores	5	9	6	6	0	24	1	0	5	2	22	1

Total Non-PREIT Owned Department Stores	1	1	2	0	2	4	1	1	19	0	5	4

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.
(2)	Department store is not PREIT owned.
(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.
(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.
(5)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013.
(6)	Sears at this property closed on July 15.

PREIT/Page 19

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	June 30, 2013			December 31, 2012
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,465,804	$217,191	$3,682,995	$3,395,681	$216,939	$3,612,620
Construction in progress	74,673	1,151	75,824	68,619	811	69,430
Land held for development	12,649	—	12,649	13,240	—	13,240

Total investments in real estate	3,553,126	218,342	3,771,468	3,477,540	217,750	3,695,290
Accumulated depreciation	(971,715)	(83,255)	(1,054,970)	(907,928)	(80,112)	(988,040)

Net investments in real estate	2,581,411	135,087	2,716,498	2,569,612	137,638	2,707,250

Investments in partnerships, at equity	15,193	(15,193)	—	14,855	(14,855)	—
Other assets:
Cash and cash equivalents	17,525	6,064	23,589	33,990	4,883	38,873
Rent and other receivables(2)	32,482	2,032	34,514	38,473	1,824	40,297
Intangible assets, net	10,789	86	10,875	8,673	108	8,781
Deferred costs and other assets, net	92,643	15,186	107,829	97,399	15,585	112,984
Assets held for sale	29,956	—	29,956	114,622	—	114,622

Total other assets	198,588	8,175	206,763	308,012	7,545	315,557

Total assets	$2,779,999	$143,262	$2,923,261	$2,877,624	$145,183	$3,022,807

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,619,155	$200,103	$1,819,258	$1,718,052	$201,717	$1,919,769
Term Loans	—	—	—	182,000	—	182,000
Revolving Facility	35,000	—	35,000	—	—	—
Tenants’ deposits and deferred rent	9,997	3,222	13,219	14,862	4,027	18,889
Distributions in excess of partnership investments	64,000	(64,000)	—	64,874	(64,874)	—
Fair value of derivative instruments	3,056	—	3,056	9,742	—	9,742
Liabilities related to assets held for sale	50,275	—	50,275	102,417	—	102,417
Other liabilities	64,884	3,937	68,821	72,448	4,313	76,761

Total liabilities	1,846,367	143,262	1,989,629	2,164,395	145,183	2,309,578

Equity:
Total equity	933,632	—	933,632	713,229	—	713,229

Total liabilities and equity	$2,779,999	$143,262	$2,923,261	$2,877,624	$145,183	$3,022,807

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.4 million ($26.0 million consolidated, $2.4 million unconsolidated) as of June 30, 2013 and $27.5 million ($25.2 million consolidated, $2.3 million unconsolidated) as of December 31, 2012.

PREIT/Page 20

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1)

(in thousands)

	June 30, 2013				December 31, 2012
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,849	$—	$25,847	$45,002	$70,831	$—	$24,292	$46,539
Capital City Mall	98,876	—	29,645	69,231	96,517	1,041	27,761	69,797
Chambersburg Mall	38,481	—	10,419	28,062	38,432	—	9,890	28,542
Cherry Hill Mall	458,367	37	128,466	329,938	457,756	30	117,401	340,385
Crossroads Mall	45,900	331	12,056	34,175	45,719	264	11,192	34,791
Cumberland Mall	66,107	—	14,159	51,948	65,054	—	13,005	52,049
Dartmouth Mall	63,667	—	30,375	33,292	62,841	—	29,459	33,382
Exton Square Mall	151,032	149	35,281	115,900	150,680	129	33,389	117,420
Francis Scott Key Mall	79,679	371	23,549	56,501	79,417	92	22,075	57,434
Gadsden Mall	62,294	—	13,359	48,935	63,295	—	13,474	49,821
The Gallery at Market East	242,836	4,937	40,546	207,227	183,572	5,742	35,470	153,844
Jacksonville Mall	81,459	—	22,817	58,642	81,390	—	21,399	59,991
Logan Valley Mall	97,637	—	28,241	69,396	97,679	—	27,029	70,650
Lycoming Mall	78,120	—	22,405	55,715	78,099	—	21,033	57,066
Magnolia Mall	89,405	300	31,894	57,811	88,976	59	30,183	58,852
Moorestown Mall	93,571	12,315	31,989	73,897	93,454	2,943	30,495	65,902
New River Valley Mall	58,851	—	22,833	36,018	58,804	—	21,249	37,555
Nittany Mall	44,433	—	12,303	32,130	44,432	—	11,644	32,788
North Hanover Mall	30,329	6	7,148	23,187	29,973	14	6,305	23,682
Palmer Park Mall	34,539	—	13,937	20,602	34,536	—	13,562	20,974
Patrick Henry Mall	143,907	—	45,259	98,648	143,422	—	42,453	100,969
Plymouth Meeting Mall	165,927	67	43,543	122,451	165,178	76	39,975	125,279
The Mall at Prince Georges	102,229	160	41,381	61,008	102,213	—	39,603	62,610
South Mall	36,024	—	8,251	27,773	35,924	—	7,796	28,128
Uniontown Mall	42,222	88	13,462	28,848	42,173	—	12,652	29,521
Valley Mall	96,613	—	27,445	69,168	95,160	—	26,094	69,066
Valley View Mall	68,921	—	17,252	51,669	68,486	—	16,242	52,244
Viewmont Mall	91,864	—	24,805	67,059	91,851	—	23,268	68,583
Voorhees Town Center	92,517	1,422	25,624	68,315	91,495	1,447	22,568	70,374
Washington Crown Center	40,869	474	14,790	26,553	40,802	29	14,359	26,472
Willow Grove Park	230,332	—	61,303	169,029	230,195	5	57,502	172,698
Wiregrass Commons Mall	54,064	—	13,725	40,339	53,897	—	12,693	41,204
Woodland Mall	190,273	—	41,749	148,524	188,121	—	38,681	149,440
Wyoming Valley Mall	109,655	—	31,973	77,682	109,288	—	30,018	79,270

Total Consolidated Malls	3,451,849	20,657	967,831	2,504,675	3,379,662	11,871	904,211	2,487,322

Unconsolidated Malls
Lehigh Valley Mall	45,430	372	21,134	24,668	45,483	32	20,484	25,031
Springfield Mall	56,884	6	14,368	42,522	56,766	6	13,526	43,246

Total Unconsolidated Malls	102,314	378	35,502	67,190	102,249	38	34,010	68,277

TOTAL MALLS	$3,554,163	$21,035	$1,003,333	$2,571,865	$3,481,911	$11,909	$938,221	$2,555,599

(continued on next page)

PREIT/Page 21

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1) (continued)

(in thousands)

	June 30, 2013				December 31, 2012
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
The Commons at Magnolia	$12,440	$—	$3,862	$8,578	$12,441	$—	$3,693	$8,748
Monroe Marketplace	1,515	—	22	1,493	3,578	—	24	3,554

Total Consolidated Strip and Power Centers	13,955	—	3,884	10,071	16,019	—	3,717	12,302

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,890	—	19,712	23,178	42,890	—	18,911	23,979
The Court at Oxford Valley	28,130	4	10,023	18,111	27,953	4	9,747	18,210
Red Rose Commons	13,617	1	4,830	8,788	13,617	1	4,652	8,966
Springfield Park	7,197	—	1,913	5,284	7,195	—	1,837	5,358
Whitehall Mall	16,793	—	9,458	7,335	16,785	7	9,243	7,549

Total Unconsolidated Strip and Power Centers	108,627	5	45,936	62,696	108,440	12	44,390	64,062

TOTAL STRIP AND POWER CENTERS	$122,582	$5	$49,820	$72,767	$124,459	$12	$48,107	$76,364

Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$21,961	$—	$21,961
White Clay Point	—	34,786	—	34,786	—	34,787	—	34,787

Total Consolidated Properties Under Development	—	54,016	—	54,016	—	56,748	—	56,748

Unconsolidated Properties Under Development
Pavilion at Market East	6,250	768	1,817	5,201	6,250	761	1,712	5,299

Total Unconsolidated Properties Under Development	6,250	768	1,817	5,201	6,250	761	1,712	5,299

Other Properties
Land held for development - consolidated	12,649	—	—	12,649	13,240	—	—	13,240

Total Other Properties	12,649	—	—	12,649	13,240	—	—	13,240

TOTAL DEVELOPMENT AND OTHER	$18,899	$54,784	$1,817	$71,866	$19,490	$57,509	$1,712	$75,287

TOTAL INVESTMENT IN REAL ESTATE	$3,695,644	$75,824	$1,054,970	$2,716,498	$3,625,860	$69,430	$988,040	$2,707,250

CONSOLIDATED PROPERTIES	$3,478,453	$74,673	$971,715	$2,581,411	$3,408,921	$68,619	$907,928	$2,569,612

UNCONSOLIDATED PROPERTIES	217,191	1,151	83,255	135,087	216,939	811	80,112	137,638

TOTAL INVESTMENT IN REAL ESTATE	$3,695,644	$75,824	$1,054,970	$2,716,498	$3,625,860	$69,430	$988,040	$2,707,250

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

PREIT/Page 22

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended June 30, 2013				Six Months Ended June 30, 2013
	Consolidated	Unconsolidated	Discontinued Operations	Total	Consolidated	Unconsolidated	Discontinued Operations	Total
Redevelopment projects with incremental GLA and/or anchor replacement(1)	$9,287	$149	$—	$9,436	$12,380	$344	$—	$12,724
New development projects	—	—	—	—	—	7	—	7
Tenant allowances	7,001	80	—	7,081	8,748	180	—	8,928
Recurring capital expenditures:
CAM expenditures	1,597	180	—	1,777	1,832	203	—	2,035
Non-CAM expenditures	493	—	—	493	679	—	—	679

Total recurring capital expenditures	2,090	180	—	2,270	2,511	203	—	2,714

Total	$18,378	$409	$—	$18,787	$23,639	$734	$—	$24,373

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

PREIT/Page 23

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2013

(in thousands)

Outstanding Debt
	Fixed Rate(1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable(2)	$1,668,528	87.8%	$—	0.0%	$1,668,528	87.8%
Unconsolidated mortgage loans payable	196,424	10.3%	205	0.0%	196,629	10.3%
2013 Credit Facility(3)	35,000	1.9%	—	0.0%	35,000	1.9%

TOTAL OUTSTANDING DEBT	$1,899,952	100.0%	$205	0.0%	$1,900,157	100.0%

AVERAGE STATED INTEREST RATE	5.28%		3.00%		5.28%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes mortgage loan balances from a property classified as held for sale.
(3)

As of June 30, 2013, for presentation purposes, we have designated interest rate swap agreements to effectively fix $35.0 million of the underlying LIBOR associated with the 2013 Revolving Facility until September 10, 2013 at a current interest rate of 3.725%, excluding the spread on the related debt.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt(1)	Revolving Facility	Term Loans	2013 Revolving Facility	TOTAL
Beginning Balance	3/31/2013	$1,929,779	$60,000	$97,500	$—	$2,087,279
Mortgage loan amortization		(4,883)	—	—	—	(4,883)
Jacksonville Mall mortgage repayment		(56,265)	—	—	—	(56,265)
2013 Revolving Facility, net		—	—	—	35,000	35,000
2010 Credit Facility, net		—	(60,000)	(97,500)	—	(157,500)

Ending Balance	6/30/2013	$1,868,631	$—	$—	$35,000	$1,903,631

Weighted Average Balance		$1,909,627	$11,978	$18,214	$51,731	$1,991,550

(1)	Includes principal amortization of mortgage loans from a property classified as held for sale.

Debt Maturities(1)
Year	Scheduled Amortization(2)	Mortgage Balance at Maturity(2)	2013 Revolving Facility	Total Debt
2013	$10,236	$128,000	$—	$138,236
2014	21,973	66,733	—	88,706
2015	25,655	306,020	—	331,675
2016	15,981	243,745	35,000	294,726
2017	15,250	153,283	—	168,533
2018	14,938	145,678	—	160,616
Thereafter	51,133	670,006	—	721,139

	$155,166	$1,713,465	$35,000	$1,903,631

(1)

The weighted average period to mortgage maturity is 5.49 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

(2)	Includes mortgage loan balances from a property classified as held for sale.

Weighted Average Mortgage Interest Rates(1)
Year	Balance	Interest Rate
2013	$128,000	5.82%
2014	67,047	7.50%
2015	323,904	5.69%
2016	257,392	5.32%
2017	153,679	5.51%
Thereafter	938,609	4.84%

Total	$1,868,631	5.27%

(1)	Includes mortgage loan balances from a property classified as held for sale.

PREIT/Page 24

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2013

(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Logan Valley Mall(2)	$63,000	5.79%	$3,649	$63,000	Sept 2013	Sept 2015
Wyoming Valley Mall(2)	65,000	5.85%	3,803	65,000	Sept 2013	Sept 2015
Exton Square Mall	67,047	7.50%	5,873	66,733	Jan 2014	Jan 2014
Springfield East(2)	2,155	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park(2)	2,530	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	57,693	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	88,372	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall(2)	32,179	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	140,975	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	83,250	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	147,616	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street(2)	26,526	3.34%	1,518	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Pavilion East Associates(2)	3,474	6.44%	253	3,283	Aug 2017	Aug 2017
Francis Scott Key Mall(2)	62,625	5.26%	3,297	62,625	Mar 2018	Mar 2018
Viewmont Mall(2)	48,000	5.50%	2,638	48,000	Mar 2018	Mar 2018
Lycoming Mall	35,289	3.72%	3,001	30,907	Mar 2018	Mar 2018
Whitehall Mall	5,407	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall(2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,865	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	67,285	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,552	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,658	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	64,663	5.30%	4,379	54,715	Mar 2022	Mar 2022
Christiana Center(4)	49,373	4.64%	3,090	40,710	Aug 2022	Aug 2022
Cumberland Mall	51,056	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	66,813	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	42,658	5.00%	2,681	33,978	Oct 2023	Oct 2023
Beaver Valley Mall(5)	42,315	9.36%	3,972	44,689	Apr 2032	Apr 2032

Total Fixed Rate Mortgage Loans	1,868,426	5.27%	118,422	1,713,465

Variable Rate Mortgage Loans
Pavilion East Associates	205	3.00%	—	—	Aug 2017	Aug 2017

Total Variable Rate Mortgage Loans	205	3.00%	—	—

Total Mortgage Loans	$1,868,631	5.27%	$118,422	$1,713,465

CONSOLIDATED MORTGAGE LOANS	$1,668,528	5.25%	$104,979	$1,540,159
UNCONSOLIDATED MORTGAGE LOANS	196,629	5.42%	13,191	170,023
2013 REVOLVING FACILITY - FIXED RATE(6)	35,000	5.78%	2,021	35,000	Apr 2016	Apr 2018

Total	$1,900,157	5.28%	$120,191	$1,745,182

AMORTIZATION OF DEFERRED FINANCING FEES	—	0.24%	—	—

EFFECTIVE INTEREST RATE	$1,900,157	5.52%	$120,191	$1,745,182

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.
(4)	The mortgage loan for this property is classified in liabilities related to assets held for sale on the balance sheet.
(5)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.
(6)

As of June 30, 2013, for presentation purposes, we have designated interest rate swap agreements to effectively fix $35,000 of the underlying LIBOR associated with the 2013 Revolving Facility until September 10, 2013 at a current interest rate of 3.725%, excluding the spread on the related debt.

PREIT/Page 25

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

June 30, 2013

Consolidated Liabilities to Gross Asset Value	49.83%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%

Secured Indebtedness to Gross Asset Value	47.07%
Secured indebtedness to Gross Asset Value may not exceed 60%

Adjusted EBITDA to Fixed Charges	1.69
Adjusted EBITDA may not be less than 1.45 to 1.00

Unencumbered Adjusted NOI to Unsecured Interest Expense	5.31
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00

Unencumbered Debt Yield	172.71%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)

The 2013 Revolving Facility agreement dated as of April 17, 2013, contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated April 18, 2013.

PREIT/Page 26

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.

FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three months ended June 30, 2013 and 2012 to show the effect of the provision for executive separation expense, gain on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.

Same Store NOI

Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.

Funds Available for Distribution (FAD)

FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.